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                                 EXHIBIT 23(B)


                             Accountants' Consent
                             --------------------


The Board of Directors
PAB Bankshares, Inc.

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Joint Proxy Statement/Prospectus.



                                        /s/ STEWART, FOWLER & STALVEY, P.C.
                                            STEWART, FOWLER & STALVEY, P.C.


Valdosta, Georgia

May 11, 1998